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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
724 Solutions Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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724 SOLUTIONS INC.

4101 Yonge Street, 7th Floor
Toronto, Ontario, Canada
M2P 1N6

Notice of Annual and Special Meeting of Shareholders

        NOTICE is hereby given that the Annual and Special Meeting of Shareholders of 724 SOLUTIONS INC. (the "Corporation") will be held at the Fess Parker's Double Tree Hotel, 633 East Cabrillo Boulevard, Santa Barbara, CA 93103, on Thursday, April 29, 2004 at the hour of 9:00 a.m. (PST), for the following purposes:

  1.
  to receive the Annual Report of the Corporation, the financial statements of the Corporation contained therein as at and for the year ended December 31, 2003 and the report of the auditors thereon;

  2.
  to elect directors to hold office until the next annual meeting of shareholders or until their respective successors are elected;

  3.
  to appoint KPMG LLP, Chartered Accountants, as independent auditors for fiscal 2004;

  4.
  to consider, and if deemed advisable, pass, with or without variation, a resolution in the form attached as Schedule C to the accompanying Management Information Circular and Proxy Statement renewing, ratifying, confirming and approving the shareholder rights plan adopted by the Board of Directors of the Corporation as summarized in the Management Information Circular and Proxy Statement; and

  5.
  to transact such further and other business as may properly come before the meeting or any adjournment or adjournments thereof.

        A copy of the Corporation's Annual Report to Shareholders, the Management Information Circular and Proxy Statement and a form of proxy accompany this Notice.

DATED at Toronto, this    •     day of March, 2004.

BY ORDER OF THE BOARD OF DIRECTORS
Eric Lowy General Counsel and Corporate Secretary

NOTE: Shareholders who are unable to be present in person at the meeting are requested to fill in, date, sign and return, in the envelope provided for that purpose, the form of proxy accompanying this Notice. In order to be voted, proxies must be received by the Corporation, c/o its Registrar and Transfer Agent, Computershare Investor Services Inc., 100 University Avenue, 11th Floor, Toronto, Ontario, M5J 2Y1, Attention: Stock Transfer Department, by no later than 5:00 p.m. (EST) on Tuesday, April 27, 2004 or, in the case of any adjournment of the meeting, by no later than 5:00 p.m. (EST) on the second business day immediately preceding the date of such adjourned meeting.

i

MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT
RELATING TO THE
ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 29, 2004

SOLICITATION OF PROXIES

        This Management Information Circular and Proxy Statement is furnished in connection with the solicitation by management of 724 Solutions Inc. (the "Corporation") of proxies to be used at the Annual and Special Meeting of Shareholders of the Corporation (the "Meeting") to be held on the 29th day of April, 2004, at the time and place and for the purposes set forth in the Notice of Meeting accompanying this Management Information Circular and Proxy Statement and at any adjournment or adjournments thereof. It is expected that the solicitation will be made primarily by mail. The costs of the solicitation will be borne by the Corporation. Proxies may also be solicited personally by our directors, officers or employees at nominal cost. The solicitation of proxies by this Management Information Circular and Proxy Statement is being made by or on behalf of the management of the Corporation. This Management Information Circular and Proxy Statement and the accompanying form of proxy and Annual Report to Shareholders are expected to be first mailed to shareholders on or about April     •    , 2004.

        Unless otherwise indicated, information contained herein is given as of March 8, 2004 and all dollar amounts herein are stated in United States dollars. Management knows of no matters to come before the Meeting other than the matters referred to in the accompanying Notice of Meeting.

APPOINTMENT AND REVOCATION OF PROXIES

        The persons named in the enclosed form of proxy are our directors and/or officers. A shareholder desiring to appoint some other person to attend, act and vote for him or her and on his or her behalf at the Meeting and at any adjournments thereof may do so either by inserting that person's name in the blank space provided in the form of proxy or by completing another proper form of proxy. Such other person need not be a shareholder of the Corporation.

        The proxy must be signed by the shareholder, or by his or her attorney authorized in writing, as his or her name appears on our register of shareholders. If the shareholder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized. A proxy may also be signed by the shareholder or duly authorized attorney by electronic signature (provided that such electronic signature permits reliable determination that the document was created or communicated by or on behalf of the shareholder or attorney, as the case may be).

        Completed proxies should be delivered to us c/o Computershare Investor Services Inc., our Registrar and Transfer Agent, at 100 University Avenue, 11th Floor, Toronto, Ontario, M5J 2Y1, Attention: Stock Transfer Department, or returning it by mail in the envelope provided for that purpose, in either case so that it is received by Computershare Investor Services Inc. at the above-noted office by no later than 5:00 p.m. (EST) on Tuesday, April 27, 2004, or, in the case of any adjournment of the Meeting, by no later than 5:00 p.m. (EST) on the second business day immediately preceding the date of such adjourned meeting.

        In addition to revocation in any other manner permitted by law, a proxy given in connection with this solicitation may be revoked by completing and signing a proxy bearing a later date and depositing it with Computershare Investment Services Inc. as described above, or by instrument in writing executed by the shareholder or by his or her attorney authorized in writing or, if the shareholder is a corporation, by an officer or attorney thereof duly authorized, or by electronic signature (provided that such electronic signature permits reliable determination that the document was created or communicated by or on behalf of the shareholder or attorney, as the case may be) and either:

  (i)
  deposited at or transmitted to, by telephonic or electronic means, our registered office at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the proxy is to be used; or

  (ii)
  deposited with or transmitted to, by telephonic or electronic means, the chairman of the Meeting on the day of the Meeting, or any adjournments thereof.

    Upon either of such deposits or transmittals, the proxy is revoked.

EXERCISE OF DISCRETION BY PROXIES

        The persons named in the enclosed form of proxy will vote or withhold from voting the shares in respect of which they are appointed on any ballot that may be called for in accordance with the direction of the shareholders appointing them and, if a shareholder specifies a choice with respect to any matter to be acted upon, the shares shall be voted accordingly. In the absence of such direction, such shares will be voted FOR all of the matters referred to in items (1) to (4) in the accompanying form of proxy, all as stated under the appropriate headings in this Management Information Circular and Proxy Statement.

        The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting. As of the date of this Management Information Circular and Proxy Statement, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting. However, if any such amendments, variations or other matters not now known to management of the Corporation should properly come before the Meeting, the shares represented by the proxies hereby solicited will be voted thereon in accordance with the best judgment of the person or persons voting such proxies.

        The execution or exercise of a proxy does not constitute a written objection for the purposes of section 190 of the Canada Business Corporations Act (the "CBCA").

FINANCIAL STATEMENTS AND AUDITORS' REPORT

        The Board of Directors will submit to the shareholders at the Meeting our consolidated financial statements for the year ended December 31, 2003, and the Auditors' Report thereon, but no vote by the shareholders with respect thereto is required or proposed to be taken. A copy of these financial statements and the Auditors' Report is included in our Annual Report to Shareholders, which is being mailed to our shareholders together with this Management Information Circular and Proxy Statement.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

        Our authorized capital consists of an unlimited number of preference shares, issuable in series, and an unlimited number of common shares ("Common Shares"). Our shareholders ("Shareholders") are entitled to exercise one vote in respect of each Common Share held. At all meetings of Shareholders, each Common Share entitles the registered holder thereof to one vote, which may be exercised in person or by proxy. Shares represented at the Meeting in person or by proxy will be counted toward the existence of a quorum notwithstanding their abstention or non-vote on certain matters. Abstentions and non-votes with respect to a particular proposal will not be counted toward the total number of votes cast, in determining whether the proposal receives the necessary approval.

        As of March 17, 2004, we had outstanding 5,983,349 Common Shares. No preference shares have been issued.

        We have fixed March 17, 2004 as the record date (the "Record Date") for Shareholders entitled to receive notice of the Meeting. In accordance with the provisions of the CBCA, we have prepared a list of Shareholders as at the close of business on the Record Date. In accordance with the voting rights attaching to the Common Shares, each Shareholder named in the list will be entitled to vote the shares shown opposite his or her name on the said list, except to the extent that: (i) the Shareholder has transferred any of his or her Common Shares after the Record Date; and (ii) the transferee of those shares produces properly endorsed share certificates or otherwise establishes that he or she owns the shares and demands, not later than 10 days before the Meeting, that his or her name be included on the list of Shareholders before the Meeting, in which case the transferee will be entitled to vote his or her shares at the Meeting. The failure of a Shareholder to receive the Notice of Meeting does not deprive him or her of the right to vote at the Meeting.

        To the knowledge of our directors and officers, as at March 8, 2004, the only Shareholders beneficially owning, directly or indirectly, or exercising control or direction over more than 5% of the Common Shares are set forth in the Principal Shareholders Table below. In addition, the table sets forth the beneficial ownership of each of our directors and each of our executive officers named in the Summary Compensation Table below, as well as all of our directors and executive officers as a group. Percentage ownership is based upon 5,983,349 Common Shares outstanding as of March 8, 2004. For purposes of this table, the term "beneficial ownership" includes outstanding Common Shares, as well as Common Shares issuable upon exercise of vested options, and options that vest within 60 days of March 8, 2004.

Principal Shareholders Table

Name of Shareholder	Number of Common Shares		Percent of Class
Austin Ventures(1) 300 West 6th Street, Suite 2300 Austin, Texas 78701	479,046		8%
Bank of Montreal First Canadian Place, 21st Floor Toronto, Ontario M5X 1A1	393,0197		7%
John J. Sims(2)	111,222		2%
Glenn Barrett(3)	9,770		*
James D. Dixon(4)	3,925		*
Barry J. Reiter(5)	2,500		*
Joseph C. Aragona(6) c/o Austin Ventures 300 West 6th Street, Suite 2300 Austin, TX 78701	3,250		*
Gregory P. Gassman(7)	9,000		*
Alan Prenoveau(8)	4,193		*
Russ Green(9)	10,941		*
Ian Giffen(10)	1,250		*
All directors and executive officers as a group (12 persons)	162,801	(11)	3%

Notes to Principal Shareholders Table:

*
Less than 1%

(1)
Based upon a Schedule 13G amendment filed with the SEC, the Common Shares indicated as beneficially owned by Austin Ventures represent: (a) 465,942 Common Shares held by Austin Ventures VI, L.P.; and (b) 13,104 Common Shares held by Austin Ventures VI Affiliates Fund, L.P. The general partner of Austin Ventures VI, L.P. and Austin Ventures VI Affiliates Fund, L.P. is AV Partners VI, L.P. The general partners of AV Partners VI, L.P. are Joseph Aragona, Kenneth DeAngelis, Jeffery Garvey, Ed Olkkola, John Thorton and Blaine Wesner, who may be deemed to have shared power to vote these shares. In addition to these shares: Mr. DeAngelis and DeAngelis, Ltd. (a limited partnership under the control of Mr. DeAngelis) own an additional 116 Common Shares; Mr. Garvey owns an additional 50 Common Shares; Mr. Olkkola and Rock Harbor (an entity controlled by Mr. Olkkola) own an additional 61 Common Shares; and Mr. Wesner owns an additional 106 Common Shares.

(2)
Includes 30,000 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 8, 2004.

(3)
Includes 9,750 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 8, 2004.

(4)
Includes 3,925 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 8, 2004.

(5)
Includes 2,500 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 8, 2004.

(6)
Includes 3,250 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 8, 2004. The 479,046 Common Shares held by Austin Ventures may be deemed to be beneficially owned by Mr. Aragona due to his affiliation with these funds; however, Mr. Aragona disclaims beneficial ownership of these shares.

(7)
Consists of 9,000 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 8, 2004.

(8)
Consists of 4,193 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 8, 2004.

(9)
Includes 10,941 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 8, 2004.

(10)
Includes an aggregate of 1,250 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 8, 2004.

(11)
Includes an aggregate of    •    Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 8, 2004.

        As of March 8, 2004, approximately    •    of the holders of record of our Common Shares had addresses in the U.S. These holders owned    •    Common Shares, or approximately    •    % of our total issued and outstanding Common Shares.

ELECTION OF DIRECTORS

        At the date of this Management Information Circular and Proxy Statement, our Articles provide for a flexible number of directors, subject to a minimum of three and a maximum of 20. The number of directors within this range is to be determined by the Board of Directors from time to time. On October 29, 2003 and January 27, 2004, respectively, the Board of Directors accepted Lloyd Darlington's and Greg Wolfond's resignations as directors. As such, we currently have 5 directors whose terms of office all expire at the Meeting, subject to the provisions of the CBCA.

        The Governance, Nomination, Human Resources and Compensation Committee has examined our governance processes and has determined that our Board of Directors should consist of 5 members. Accordingly, the Board of Directors has fixed the number of directors at 5. The shareholders will be asked to elect 5 directors.

        The persons named in the enclosed form of proxy intend to vote FOR the election of the proposed nominees whose names are set forth in the table below. The proposed nominees are all now members of the Board of Directors and have been so since the years indicated. Each of these nominees has been recommended by the Governance, Nomination, Human Resources and Compensation Committee and the Board of Directors for election by the Shareholders.

        Proxies conferring authority to vote for the election of those individuals to be nominated by management will be voted FOR the election of all of the proposed nominees in the absence of directions from the Shareholders granting such proxies to withhold from voting for one or more proposed nominee(s). Management does not contemplate that any of the proposed nominees will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the form of proxy accompanying this Management Information Circular and Proxy Statement confers on the persons named in the proxy the right to vote for another nominee in their discretion. In the election of directors, the 5 nominees receiving the highest number of affirmative votes in respect of the Common Shares present, or represented and voting (in person or by proxy) on the election of directors at the Meeting, shall be elected as directors. Each director will hold office until the next annual election of directors or until his or her successor is elected, unless his or her office is earlier vacated.

        The following table sets forth the name of each person proposed to be nominated for election to the Board of Directors at the Meeting, all positions and offices of the Corporation currently held by him or her, his or her principal occupation or employment at present and for at least the five preceding years and the number of Common Shares beneficially owned, or over which control or direction is exercised, as of March 8, 2004:

Directors Table

Name, Age and Position with the Corporation	Principal Occupation	Year Became Director	Common Shares Beneficially Owned or Over Which Control or Direction is Exercised(1)
JOHN J. SIMS, 48, Chairman, Chief Executive Officer and Director	Our Chief Executive Officer since January 2001, when we merged with TANTAU Software, Inc.. Mr. Sims, TANTAU's co-founder, served as its President and Chief Executive Officer since its inception in February 1999. Mr. Sims has served as our Chairman of the Board since January 28, 2004. Prior to TANTAU's founding, Mr. Sims served as Chief Operating Officer of SCC Communications Corp. (a U.S. telecommunications support service company). From November 1985 until November 1995, Mr. Sims served in several management positions at Tandem Computers (a developer of computer systems), including Vice President and General Manager of Tandem's worldwide telecommunications business. Mr. Sims also served in various financial and general management positions with the Burroughs Corporation (a manufacturer of computer and related equipment) from June 1977 until November 1985. Mr. Sims holds an Accounting degree from the University of Glasgow, Scotland.	2001	81,222
JAMES D. DIXON, 60, Director	Mr. Dixon was President of bankofamerica.com from February 2000 until January 2002. Mr. Dixon previously served as Group Executive of Bank of America Technology and Operations between September 1998 and February 2000. From 1991 until the merger of NationsBank Corporation and Bank America Corporation, Mr. Dixon served as President of NationsBank Services, Inc. Prior to that, he served as Chief Financial Officer of C&S/Sovran Corporation (a predecessor to NationsBank).	1999	500
BARRY J. REITER, 55, Director	Chairman of the Technology Group and a member of the Executive Committee at Torys LLP (an international law firm with offices in New York and Toronto). Mr. Reiter is also currently Chairman of Algorithmics Inc. (a developer and provider of enterprise risk management solutions) and Battery Technologies Inc. (a developer of rechargeable batteries technology), and a director of Alliance Atlantis Communications Inc. (a broadcaster, creator and distributor of filmed entertainment), Eco Waste Solutions Inc. (a manufacturer of eco-friendly waste oxidizer systems), RBC Technology Ventures Inc. (a Canadian venture group), Avotus Corporation (a communications infrastructure management company), Telepanel Systems Inc. (a manufacturer of products for electronic shelf labelling systems for use in the retail industry) and Webhelp Inc. and its related companies. Prior to joining Torys in 1982, Mr. Reiter was a law professor at the Faculty of Law, University of Toronto.	2000	—
JOSEPH C. ARAGONA(2), 47, Director	Served on TANTAU Software, Inc.'s Board of Directors from April 1999 until our acquisition of TANTAU in January 2001. Mr. Aragona is a General Partner of Austin Ventures (a U.S. venture capital firm), which he joined in 1982. Mr. Aragona has a BA in Economics from Harvard University and an MBA degree from the Harvard University School of Business Administration.	2001	—
J. IAN GIFFEN, 46, Director	Since 1996, Mr. Giffen has been a consultant and advisor/director to software companies and technology investment funds. From January 1992 to January 1996, Mr. Giffen was Vice President and Chief Financial Officer at Alias Research, a developer of 3D graphics software that was sold to Silicon Graphics Inc. Mr. Giffen is currently a director of Macromedia Inc., a developer of software for Web publishing, multimedia and graphics, a director of Financial Models Inc. (a provider of investment management systems), a director of MKS Inc. (a provider of enterprise software configuration management), a director of Sierra Systems Inc., an IP services company and a director/advisor to a number of other private companies. Mr. Giffen is a Chartered Accountant and has a bachelor of arts degree in business administration from the University of Strathclyde in Glasgow.	2003	—

Notes:

(1)
The information as to Common Shares beneficially owned or controlled, not being within the knowledge of the Corporation, has been furnished by the proposed nominees.

(2)
Mr. Aragona may be deemed to be the beneficial holder of 479,046 Common Shares held by Austin Ventures due to his affiliation with these funds.

        As at March 8, 2004, our directors and officers (including non-executive officers), as a group, together with members of their respective families and entities related to them, directly or indirectly, owned of record or beneficially, or exercised control or direction over, an aggregate of     •     Common Shares (representing approximately     •    % of the outstanding Common Shares) and options for the purchase of a total of     •     Common Shares are presently vested, or will vest within 60 days of March 8, 2004, in the directors and officers. In addition, as at March 8, 2004, our directors and officers held stock options in respect of an aggregate of     •     Common Shares, which have not yet vested. If all such securities were exercised, such persons would own an additional     •     Common Shares and would hold, when issued, approximately an additional     •    % of the outstanding shares.

EXECUTIVE OFFICERS

        The following sets forth information about our executive officers:

        John J. Sims.    Mr. Sims, 48, has served as our Chief Executive Officer since January 2001. For information regarding Mr. Sims' background, please see the directors' table under the caption "Election of Directors" above.

        Glenn Barrett.    Mr. Barrett, 42, is currently our Chief Financial Officer and Senior Vice President, Corporate Services. Mr. Barrett joined 724 Solutions in June 2000 as our Vice President, Reporting and Control. Prior to that time, Mr. Barrett spent more than ten years working for Canadian Tire Corporation, during which time he held a number of positions. Mr. Barrett is a Chartered Accountant and holds a Bachelor of Commerce from the University of Toronto.

        Gregory P. Gassman.    Mr. Gassman, 50, is currently our Senior Vice President, World Wide Sales. Mr. Gassman joined 724 Solutions in April 2001. In the preceding 10 years, Mr. Gassman held various sales management positions. He served as the NSP Regional Manager for Cisco Systems for two years and prior to that, was the Telco West District Sales Manager for EMC Corporation for four years. Mr. Gassman started in sales management with Tandem Computers where he held District and Sales Managers positions over a four year period.

        Alan Prenoveau.    Mr. Prenoveau, 53, is currently our Senior Vice President, MNO Consulting & Delivery Services. Mr. Prenoveau joined TANTAU in November 2000. Between November 1998 and November 2000, Mr. Prenoveau was General Manager of an Internet start-up focused on providing a fully-hosted e-commerce offering. In the thirteen years prior to that, he spent five years in various senior management positions in the consulting services division of IBM's Lotus software products division and eight years in management positions within a variety of GE businesses. Mr. Prenoveau holds a Masters of Business Administration from Xavier University and a Bachelor of Science with a major in Computer and Information Science from Ohio State University.

        Elda Rudd.    Ms. Rudd, 35, is currently our Vice President, Marketing. She joined 724 Solutions in November 2002. Prior to that time, Ms. Rudd was President & Co-founder of TCS Inc, a low voltage contractor and consultancy. Between November 2000 and July 2002, Ms. Rudd was Vice-President of Marketing for Westwave Communications, a telecom soft-switch company, and between November 1993 and October 2000, she worked at Nortel Networks in various Engineering and Marketing Management roles in its wireless internet division. Ms. Rudd holds a Masters of Business Administration from Florida Atlantic University and a Bachelor of Science with a major in Industrial Engineering from University of Miami.

        Russ Green.    Mr. Green, 41, is currently our Vice President, Development. Since 1999, Mr. Green was the Vice-President, Development at TANTAU. Prior to joining TANTAU, Mr. Green spent two years in Tandem's High Performance Research Center. Before that time, from 1991 to 1997, he was the Technical Director of Digital Equipment's UK Operating Systems group. Mr. Green has a degree in Engineering from the University of Cape Town and a Master's degree in Computer Science from the University of Edinburgh.

        Eric Lowy.    Mr. Lowy, 35, is currently our General Counsel and Corporate Secretary. Mr. Lowy joined 724 Solutions in May, 2002 and served as a director of the Corporation between October 2002 and February 2003. Prior to joining the Corporation, Mr. Lowy practiced law at Stikeman Elliott in Toronto for the periods between January 1994 and June 1998, and again between August 2000 and May 2002, and served as legal counsel to Rogers Communications Inc. in between.

EXECUTIVE COMPENSATION

        The tables and narrative below present information about our "Named Executive Officers", consisting of our CEO and our four other executive officers with the highest compensation in 2003.

Summary Compensation Table

        The following table sets forth the remuneration paid to our Chief Executive Officer, our four highest paid executive officers whose total salary and bonus exceeded CDN$100,000 (approximately $77,375) for the year ended December 31, 2003 and to any person who would have been one of the four highest paid executive officers had they continued to serve in that capacity as of December 31, 2003 (the "Named Executive Officers"). As indicated above, unless otherwise indicated, all monetary figures in this Management Information Circular and Proxy Statement are stated in US dollars, being our functional currency.

		Annual Compensation					Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)		Bonus ($)	Other Annual Compensation ($)		Securities Issuable Under Options Granted (#)		All Other Compensation ($)

JOHN J. SIMS, Chief Executive Officer	2003 2002 2001	330,000 315,000 295,342	(3)	— — —	— 150,000 —	(2)	23,000 60,000 17,500	(4)	91,176 — —	(1)

GLENN BARRETT, Chief Financial Officer and Senior Vice President, Corporate Services	2003 2002 2001	210,000 185,602 151,179	(5) (6)	— — —	— — —		6,000 30,000 4,100	(7)	— — —

GREGORY P. GASSMAN, Senior Vice President, Worldwide Sales	2003 2002 2001	195,000 178,958 110,096	(8) (9)	64,126 — 20,000	— 99,918 67,498		6,000 30,000 2,400	(10)	— — —

ALAN PRENOVEAU, Senior Vice President, MNO Consulting & Delivery Services	2003 2002 2001	180,000 172,500 170,547	(11) (12)	27,402 — 19,422	— 164,105 8,035		6,000 8,000 2,125	(13)	— —

RUSS GREEN, Vice President, Development	2003 2002 2001	184,588 159,125 166,703		52,786 — 19,481	— — —		6,000 10,000 6,200	(14)	— — —

Notes:

(1)
Mr. Sims received a one-time payment of $91,176 in order to reimburse him for certain costs and expenses incurred by him in connection with the closure of the Corporation's offices in Austin, Texas and the relocation of those offices to Santa Barbara, California.

(2)
Mr. Sims received $150,000 as a temporary salary adjustment in order to compensate him for the unusual amount of travel that was required of him that year precipitated by the closure of our office in Austin, TX. This adjustment was discontinued on December 31, 2002.

(3)
Mr. Sims commenced his employment as our Chief Executive Officer on January 17, 2001. Mr. Sims' annual salary was $315,000 in 2001.

(4)
These options were surrendered voluntarily to the Corporation for no consideration.

(5)
Mr. Barrett received an annual salary of CDN$269,750 (approximately $177,469) from January 1, 2002 to September 30, 2002 and $210,000 for the balance of the year.

(6)
As our Vice President of Finance, Mr. Barrett received an annual salary of CDN$175,000 (approximately $115,132) from January 1, 2001 to January 16, 2001, CDN$200,000 (approximately $131,580) from January 17, 2001 to June 30, 2001 and CDN$253,725 (approximately $167,177) for the balance of the year.

(7)
These options were surrendered voluntarily to the Corporation for no consideration.

(8)
As our Vice President of Americas Sales, Mr. Gassman received an annual salary of $175,000 until November 30, 2002 and following his promotion to Senior Vice President, Worldwide Sales, $195,000 for the balance of 2002.

(9)
Mr. Gassman's annual salary in 2001 was $150,000.

(10)
These options were surrendered voluntarily to the Corporation for no consideration.

(11)
As Vice President of Gateway Services, Mr. Prenoveau received an annual salary of $170,000 until September 30, 2002 and, following his promotion to Senior Vice President of MNO Consulting and Delivery Services, $180,000 for the balance of 2002.

(12)
Mr. Prenoveau commenced his employment on January 17, 2001. His annual salary was $170,000 in 2001.

(13)
These options were surrendered voluntarily to the Corporation for no consideration.

(14)
These options were surrendered voluntarily to the Corporation for no consideration.

Option Grants During the Year Ended December 31, 2003

        The following table sets forth the options to purchase Common Shares granted to each of the Named Executive Officers under our stock option plans during the year ended December 31, 2003.

						Potential Realizable Value ($) at Assumed Annual Rate of Stock Price Appreciation for Option Term(2)
				Market Value of Securities Underlying Options on the Date of Grant ($/Security)
		% of Total Options Granted to Employees in Financial Year(1)	Exercise or Base Price ($/Security)
	Securities Under Options Granted (#)				Expiration Date
Name						5%	10%

John J. Sims	23,000	10%	USD 2.96	USD 2.96	July 30, 2013	USD 42,780	USD 108,560

Glenn Barrett	6,000	3%	CDN 4.08 (approx. USD 2.96)	CDN 4.08 (approx. USD 2.96)	July 30, 2013	USD 11,160	USD 28,320

Gregory P. Gassman	6,000	3%	USD 2.96	USD 2.96	July 30, 2013	USD 11,160	USD 28,320

Alan Prenoveau	6,000	3%	USD 2.96	USD 2.96	July 30, 2013	USD 11,160	USD 28,320

Russ Green	6,000	3%	USD 2.96	USD 2.96	July 30, 2013	USD 11,160	USD 28,320

Notes:

(1)
In calculating this percentage, the denominator excludes options granted to directors who are not officers.

(2)
The potential realizable is calculated based upon the term of the option at its time of grant. It is calculated assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated stock price. Stock price appreciation of 5% and 10% is assumed pursuant to the rules of the SEC and does not represent any prediction of future stock price performance.

Aggregated Option Exercises During the Year Ended December 31, 2003 and Year-End Option Values

        The following table sets forth, for each Named Executive Officer as at December 31, 2003, the aggregate number of securities acquired on exercise of options during 2003 and the aggregate value realized of the securities acquired on exercise. It also shows the aggregate number of outstanding options to purchase Common Shares as at December 31, 2003, together with the value of such options at that date; and the aggregate number of shares purchasable under options that were vested as at December 31, 2003 for each of the Named Executive Officers.

        Amounts reported under "Value of Unexercised in-the-Money Options at Financial Year-End" represent the difference between: (i) the market value as at December 31, 2003, the last business day of the year, of the Common Shares for which vested options were owned having an exercise price less than such market value; and (ii) the exercise price of such options. The closing trading price of a Common Share on the TSX and on Nasdaq as of December 31, 2003 was CDN $3.94 and US $3.05, respectively.

Name	Securities Acquired on Exercise (#)	Aggregate Value Realized ($)	Unexercised Options at Year-End (#) Exercisable/Unexercisable	Value of Unexercised in-the-Money Options at Financial Year-End ($) Exercisable/Unexercisable

John J. Sims	—	—	30,000/53,000	0/2,070

Glenn Barrett	—	—	9,750/26,250	0/0

Gregory P. Gassman	—	—	9,000/27,000	0/540

Alan Prenoveau	—	—	4,193/16,193	0/540

Russ Green	—	—	10,941/11,950	0/0

Stock Option Committee

        The Stock Option Committee administers our capped-off stock option plans, including our Canadian Stock Option Plan and our U.S. Stock Option Plan (which plans govern stock options granted prior to our initial public offering and are collectively referred to as the "Pre-IPO Plans"), the Tantau Plan (which plan governs the stock options granted prior to our acquisition of TANTAU in January 2001). Upon completion of the initial public offering, no further grants were made and no further grants will be made under the Pre-IPO Plans. The Stock Option Committee has, since the completion of the initial public offering, administered the ongoing grants under the Amended and Restated 2000 Stock Option Plan, subject to guidelines determined by the Governance, Nomination, Human Resources and Compensation Committee.

Stock Option Plans

        Our Stock Option Plans are designed to motivate, attract and retain our directors, officers, key employees and consultants and to align their interests with those of our shareholders.

        Canadian Stock Option Plan.    The Canadian Stock Option Plan was adopted in September 1997 and provides for the grant of options to our employees, officers, directors, consultants and advisors. All options granted under the plan have a maximum term of 10 years and have an exercise price per share of no less than the fair market value of the Common Shares on the date of the option grant, as determined by the Board of Directors or a duly authorized committee on that date. If an optionee's employment, directorship or consulting relationship with us is terminated without cause, the vested portion of any grant will remain exercisable until the expiration date of the stock option. In the event of termination for cause, the vested portion of any grant will remain exercisable for a period of 30 days after the date of termination. Unvested options will expire on termination unless the options would have vested within six months or within the required statutory notice period following a termination without cause, whichever is earlier, or within one year if termination is due to death or disability. If a change of control of our company occurs, all options become immediately vested and exercisable. If an optionee under the Canadian Stock Option Plan ceases to be our employee or consultant, we are entitled to exercise our call right to repurchase all options beneficially owned by the optionee.

        The Tantau Plan.    We assumed the 1999 Tantau Stock Plan ("Tantau Plan") on January 17, 2001, upon completion of our acquisition of TANTAU. The Tantau Plan provided for the grant of options for the purchase of shares of common stock of TANTAU to employees, officers, directors and consultants of TANTAU. The plan provided for the grant of both incentive stock options and non-qualified stock options. We assumed the options granted under the Tantau Plan, which became options to purchase an aggregate of 351,324 of our Common Shares, which include a limited number of options granted outside of the Tantau Plan, but which contain comparable economic terms. We have not granted any additional options under this plan, nor will we in the future. If a change of control of our company occurs, all outstanding options under this plan become immediately vested and exercisable.

        Amended and Restated 2000 Stock Option Plan.    The 2000 Stock Option Plan was adopted in December 1999 and amended and restated in January 2002. The stock options granted under the Canadian and U.S. Stock Option Plans prior to the date of completion of the IPO continued to be effective and governed by the terms of the plans under which they were granted. The maximum number of our Common Shares available for issuance upon exercise of options granted under the Amended and Restated 2000 Stock Option Plan, including incentive stock options and non-qualified stock options, is currently 1,050,000 million. The options granted under the Amended and Restated 2000 Stock Option Plan have a maximum term of 10 years and an exercise price no less than the fair market value of the common shares on the date prior to the date of the grant as determined by the Board of Directors or duly authorized committee. Options held by any person under the Amended and Restated 2000 Stock Option Plan, together with any other options granted to that person may not at any time exceed 5% of the aggregate number of Common Shares outstanding. If a change of control of the Corporation occurs, all options granted under this plan will become immediately vested and exercisable with respect to options granted prior to January 23, 2002 and one year after the change of control (or earlier in certain circumstances, including involuntary termination) in the case of options granted on or after January 23, 2002.

Summary Information Concerning Stock Option Plans

        The following table sets forth certain information relating to our option plans as of December 31, 2003:

Plan Category	Name of Plan	Number of Common Shares to be Issued upon Exercise of Outstanding Options		Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining for Future Issuance under Plan
Option Plans approved by the Corporation's Shareholders	Pre-IPO Canadian Plan	9,403		$38.65	—	(1)
	2000 Stock Option Plan	653,201	(2)	$14.42	396,799

Subtotal		662,604		$14.72	396,799

Option Plan not approved by the Corporation's Shareholders(3)	TANTAU Plan	75,585	(4)	$112.62	—	(1)

Totals		738,189		$24.78	5,023,473

(1)
724 will not make further grants under this Plan.

(2)
Includes 71,600 Common Shares subject to options that were granted under the TANTAU Plan prior to, and assumed by us upon, the acquisition of TANTAU Software, Inc. While these options are governed by the terms of the TANTAU Plan, applicable rules of the TSX provided that these options are notionally counted against available grant room under the 2000 Plan.

(3)
Outstanding options under this plan were assumed upon the Corporation's acquisition of TANTAU.

(4)
This figure includes 1,566 Common Shares subject to options that were granted outside of the TANTAU Plan to a former TANTAU employee.

Indebtedness of Directors, Officers and Others

        Our directors, senior officers, and their associates were not indebted to us or to any of our subsidiaries at any time since the beginning of our last completed fiscal year.

Employment Contracts

        In November 2000, in connection with our acquisition of TANTAU, we entered into an employment agreement with John J. Sims, our Chief Executive Officer. In 2003, Mr. Sims received an annual base salary of $330,000. Additionally, we have established a performance related bonus for Mr. Sims. Either we or Mr. Sims may terminate Mr. Sims' employment at any time and for any reason. However, if we exercise this right, we must pay Mr. Sims a lump sum severance payment in an amount equal to 12 or 18 months' current base salary and target bonus as determined upon that termination, determined by the period of time thereafter in which Mr. Sims agrees to be bound to non-competition and non-solicitation covenants. Mr. Sims will also receive a lump sum severance payment in the event that he terminates his employment for good reason.

        Glenn Barrett, our Chief Financial Officer and Senior Vice President, Corporate Services, is employed under an employment agreement that was entered into in May 2000 and amended on July 5, 2002. Mr. Barrett currently receives an annual salary of $210,000. Either we or Mr. Barrett may terminate Mr. Barrett's employment at any time and for any reason. However, if we exercise this right, we must pay Mr. Barrett a lump sum severance payment in an amount equal to 9 months' current base salary and target bonus as determined upon that termination. Mr. Barrett will also receive the lump sum severance payment in the event that he terminates his employment for good reason.

        Gregory P. Gassman, our Senior Vice President, Worldwide Sales, is employed under an offer of employment letter that was entered into in April 2001 and amended in March 2003. Mr. Gassman currently receives an annual salary of $195,000. Either we or Mr. Gassman may terminate Mr. Gassman's employment at any time and for any reason. However, if we exercise this right, we must pay Mr. Gassman a lump sum severance payment in an amount equal to 9 months' current base salary and average historic bonus as determined upon that termination. Mr. Gassman will also receive the lump sum severance payment in the event that he terminates his employment for good reason.

        Alan Prenoveau, our Senior Vice President, MNO Consulting & Delivery Services, is employed under an offer of employment letter that was entered into in November 2000 and amended in March, 2003. Mr. Prenoveau currently receives an annual salary of $180,000. Either we or Mr. Prenoveau may terminate Mr. Prenoveau's employment at any time and for any reason. However, if we exercise this right, we must pay Mr. Prenoveau a lump sum severance payment in an amount equal to 9 months' current base salary and average historic bonus as determined upon that termination. Mr. Prenoveau will also receive the lump sum severance payment in the event that he terminates his employment for good reason.

        Russ Green, our Vice President, Development, is employed under an offer of employment letter that was entered into in November 2000. Mr. Green currently receives an annual salary of 258,635 Swiss Francs (approximately, $184,588). Either we or Mr. Green may terminate Mr. Green's employment at any time and for any reason. However, if we exercise this right, we must pay Mr. Green a lump sum severance payment in an amount equal to 9 months' current base salary and average historic bonus as determined upon that termination. Mr. Green will also receive the lump sum severance payment in the event that he terminates his employment for good reason.

        Pursuant to each employment agreement described above, we retain proprietary rights in all intellectual property assets created, developed or conceived of by the officers while they are employed by us. Additionally, the officers are bound by non-competition and non-solicitation covenants during their term of employment and for varying periods of time thereafter.

        The officers are entitled to participate in plans maintained from time to time by us for the benefit of our employees, including those pertaining to group life, accident, dental, prescription, sickness and medical, and long term disability insurance.

COMPOSITION OF THE GOVERNANCE, NOMINATION, HUMAN RESOURCES
AND COMPENSATION COMMITTEE

        During the period commencing on January 1, 2003 and ending on October 29, 2003, the members of the Corporation's Human Resources and Compensation Committee were Greg Wolfond, Barry Reiter and James Dixon. On October 29, 2003, the Corporation realigned its committees of the Board of Directors by combining its Corporate Governance Committee and Human Resources and Compensation Committee to form the Governance, Nomination, Human Resources and Compensation Committee. The current members of the Governance, Nomination, Human Resources and Compensation Committee are Mr. Reiter and Mr. Giffen. We also have a Stock Option Committee, which consisted solely of Mr. Wolfond in 2003. Mr. Reiter is currently the sole member of the Stock Option Committee. See the "Stock Option Committee" section for a discussion of the Stock Option Committee's role.

        No member of the Governance, Nomination, Human Resources and Compensation Committee or the Stock Option Committee is a present or former officer or employee of the Corporation or any of its subsidiaries. See the "Corporate Governance" section for a more detailed discussion of the Governance, Nomination, Human Resources and Compensation Committee, as well as a discussion of the Board of Directors' other committees.

        During the year ended December 31, 2003, none of our executive officers served as a member of the board of directors, the compensation committee, or any similar committee of another entity, one of whose executive officers served on our Board of Directors, Human Resources and Compensation Committee, Governance, Nomination, Human Resources and Compensation Committee or Stock Option Committee.

REPORT ON EXECUTIVE COMPENSATION

        Our Governance, Nomination, Human Resources and Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors concerning the terms of the compensation packages provided to senior executive officers, including salary, bonus and awards under any new compensation plans that we may adopt in the future. The Governance, Nomination, Human Resources and Compensation Committee also supervises the Stock Option Committee's administration of our Amended and Restated 2000 Stock Option Plan and establishes guidelines for the Stock Option Committee with respect to the granting of options to our employees and consultants.

        Our executive compensation policies have been designed to attract, motivate and retain the key talent necessary for us to be successful in the highly competitive business environment in which we operate. Such policies have been designed to recognize and reward individual performance and provide compensation levels which are competitive with Canadian and U.S. companies of comparable size and type, and which face similar operating and financial issues.

        The Governance, Nomination, Human Resources and Compensation Committee's policy is to offer our executive officers competitive compensation opportunities based on overall company performance, individual contribution to our financial success and their personal performance in helping to build our company and position it for long-term growth. In making its determinations, the Governance, Nomination, Human Resources and Compensation Committee also considers reports from independent professional compensation advisors. The compensation for the Chief Executive Officer and certain other of our executive officers is decided in accordance with these compensation policies and with consideration to the employment agreements that we have entered into with them.

        The key components of each executive officer's compensation package are: (i) base salary; (ii) short-term compensation incentives; and (iii) long-term compensation incentives. The amount of emphasis on each of these components varies depending on the executive officer.

Base Salary

        Executives' salaries and benefits are intended to approximate median competitive levels for similar positions in comparable Canadian and U.S. technology companies. Consideration is given by the Governance, Nomination, Human Resources and Compensation Committee to the particular executive officer's experience, personal performance, leadership, contribution to our business generally and achievement of annual specific objectives. Annual specific objectives are based on the achievement of financial and non-financial metrics that may be identified by the CEO.

Short-Term Compensation Incentives

        Certain executive officers receive a portion of their annual compensation in the form of bonuses. Bonuses are subject to the executive's overall contribution and performance and to achieving certain annual operating targets that are currently being developed by the Governance, Nomination, Human Resources and Compensation Committee. For the year ended December 31, 2003, the Governance, Nomination, Human Resources and Compensation Committee determined that no bonuses would be paid to executive officers given the performance against annual operating targets.

Long-Term Compensation Incentives

        Our long-term incentive compensation for executive officers is provided through grants of stock options under our stock option plans. See "Stock Option Plans" for details regarding these plans. The Stock Option Committee of our Board of Directors administers our stock option plans subject to option grant guidelines that were developed by the Governance, Nomination, Human Resources and Compensation Committee. The number of stock options granted is based on each individual's salary range, responsibility and performance, and takes into account the number and terms of stock options that have been previously granted to that individual.

        Senior executives other than the named executives referred to in the Summary Compensation Table below have each received option grants, in accordance with option grant criteria developed by the Governance, Nomination, Human Resources and Compensation Committee with the advice of employment benefits consultants.

Compensation of the Chief Executive Officer

        Our Chief Executive Officer's compensation consists of base salary, bonuses and stock options as determined by the Governance, Nomination, Human Resources and Compensation Committee. In 2003, the Chief Executive Officer was paid a base salary of $330,000 and he received a grant of 23,000 options under our Amended and Restated 2000 Stock Option Plan. He also received a one-time payment of $91,176 in order to reimburse him for certain costs and expenses incurred by him in connection with the closure of the Corporation's offices in Austin, Texas and the relocation of those offices to Santa Barbara, California. His target bonus was set at 60% of his base salary, but he did not receive a bonus in 2003. The determination of the Chief Executive Officer's remuneration, including whether he will earn a bonus for a given period, rests on factors such as job performance, our financial performance, and external competitive pay practices of other Canadian and U.S. companies of comparable size and type. The comparison of the Chief Executive Officer's compensation to similar Canadian and U.S. companies involves a number of factors, including the relative size of the companies, their financial performance and share price, the duties of the Chief Executive Officer and other circumstances the Governance, Nomination, Human Resources and Compensation Committee considers relevant in making its determination. When appropriate, the Governance, Nomination, Human Resources and Compensation Committee also bases its determination of the Chief Executive Officer's compensation on advice obtained from time to time from employment benefits consultants.

Executive Compensation

        The Governance, Nomination, Human Resources and Compensation Committee determines the compensation of our other executive officers. Other than salaries set by employment agreements, salaries are set by the Committee based on the recommendation of the Chief Executive Officer. In making its determinations, the Committee considers reports from independent professional compensation advisors, the executive's experience and established or expected performance. Benefits and other compensation are also provided to executives.

        This report is presented by the members of the Governance, Nomination, Human Resources and Compensation Committee, namely:

Barry Reiter, Chairman
Ian Giffen

Stock Price Performance Graph

        The following graph illustrates a comparison of the cumulative total stockholder returns (change in stock price plus reinvested dividends, if any) of (using US dollars):

  •
  the Nasdaq Composite Index (NASDAQ);

  •
  the Nasdaq Computer Index (IXCO);

  •
  the S&P/TSX Composite Total Return Index (TSX); and

  •
  the Corporation's Common Shares as traded on Nasdaq (SVNX),

from our initial public offering on January 28, 2000 to December 31, 2003.

        The graphs assume that $100 was invested on January 28, 2000 in our Common Shares and in each of the comparison indices, and assume that all dividends paid were reinvested. The comparisons in the graph are required by applicable Canadian and U.S. securities laws and are not intended to forecast or be indicative of possible future performance of our Common Shares.

Comparison of 4 Year Cumulative Total Return
Among 724 Solutions Inc., the NASDAQ Stock Market (U.S.) Index,
the S&P/TSX Composite Index and the NASDAQ Computer Index

	Cumulative Total Return
	1/00	12/00	12/01	12/02	12/03
724 Solutions Inc.	100.00	23.24	3.43	0.70	0.42
NASDAQ Stock Market (U.S.)	100.00	63.42	50.34	34.80	52.03
S&P/TSX Composite	100.00	106.51	93.12	81.53	103.32
NASDAQ Computer	100.00	62.34	47.34	30.64	48.42

        The stock performance graphs above will not be deemed to be incorporated by reference into any filing by us under the U.S. Securities Act of 1933, as amended, or the U.S. Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate the same by reference.

DIRECTORS AND OFFICERS INSURANCE

        We have purchased and maintain a policy of insurance for the benefit of our directors and officers, as permitted by the CBCA. This policy insures the directors and officers against certain liabilities incurred by them in their capacities as our directors and officers, or in their capacities as directors and officers of other corporations where they have acted in that capacity at our request, except where such liability relates to the failure by the director or officer to act honestly, in good faith and with a view to our best interests or the best interests of such other corporation, as the case may be. The policy provides for $7,000,000 of coverage per loss and in the annual aggregate, for which we pay an annual premium of $260,000 subject to a deductible of $500,000 per securities claim and $150,000 per other claim.

        We have also purchased a six-year run off endorsement for the former directors and officers of TANTAU, which covers acts and omissions occurring prior to our acquisition of TANTAU. The policy provides for $3,000,000 of coverage per loss, for which we paid a premium of $40,000 for the entire six-year period.

COMPENSATION OF DIRECTORS

        In 2003, the Corporation compensated directors who are not also executive officers for serving on the Board of Directors (outside directors) at a rate of $1,000 per board meeting and $500 per committee meeting. Outside directors are also reimbursed for their reasonable out-of-pocket expenses for attending board and committee meetings.

        Beginning in January, 2004, outside directors will be paid annual retainers in lieu of per-meeting fees on the following basis:

•	annual Board retainer	$20,000
•	the Chairman of the Board will receive an additional annual retainer	$10,000
•	the Chairman of the Audit Committee will receive an additional annual retainer	$10,000
•	each of the other committee chairpersons will receive an additional annual retainer	$5,000

        In addition, under our current compensation arrangements, outside directors are granted options to purchase 5,000 Common Shares upon joining the Board and receive subsequent annual grants of options upon re-election to the Board at the annual meeting of shareholders. These options have an exercise price that is equal to the fair market value of our Common Shares on the date prior to the date of the grant. In 2003, we granted, in the aggregate, 45,000 options to purchase Common Shares to our directors who are not also executive officers.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

        Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's directors, executive officers and persons who own more than 10% of the Corporation's Common Shares (collectively, "Reporting Persons") to file reports of ownership and changes in ownership of the Corporation's Common Shares with the Securities and Exchange Commission. The Corporation believes, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons, that during the fiscal year ended December 31, 2003, all of these reports were filed by the Reporting Persons on a timely basis.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

        During fiscal 2003, the Board of Directors held 6 meetings, the Audit Committee held 4 meetings, the Human Resources and Compensation Committee held 4 meetings and the Corporate Governance Committee held 4 meetings. The Stock Option Committee enacts written resolutions from time to time authorizing the grant of stock options but does not conduct formal meetings. A "Record of Attendance by Directors" at meetings of the Board and its committees for the 12 month-period ended December 31, 2003 is set out in Schedule B.

        The TSX has adopted guidelines for effective corporate governance (the "Guidelines"). The Guidelines address matters such as the constitution and independence of corporate boards, the functions to be performed by boards and their committees and the effectiveness and evaluation of board members. Companies whose securities are listed on the TSX are required to annually disclose how their governance practices conform or depart from the Guidelines, but conforming with the Guidelines is not itself a requirement of listing. In September 2003, the TSX announced its intention to relinquish to the Canadian Securities Administrators ("CSAs"), which represent the Canadian Securities Commissions, the authority to adopt corporate governance standards when the CSA corporate governance standards are ultimately adopted. The CSAs corporate governance standard are not yet in force and, accordingly, in the chart below the Corporation compares its practices with the Guidelines.

        To maintain high standards of corporate governance in a rapidly changing environment, our governance processes are subject to ongoing review and assessment by the Governance, Nomination, Human Resources and Compensation Committee of the Board of Directors. The Board and management believe that good corporate governance practices are an important factor in the overall success of the Corporation.

        The following table indicates how our system of corporate governance aligns with the Guidelines. Where applicable, the Corporation has also disclosed a comparison with the Nasdaq corporate governance rules (the "Nasdaq Rules"), as those rules have been approved by the U.S. Securities and Exchange Commission.

TSX Corporate Governance Guideline			Comments
1.	The Board of Directors should explicitly assume responsibility for stewardship of the Corporation, and specifically assume responsibility for:		The Board of Directors has adopted a Board mandate, which is posted on the Corporation's website (wwww.724.com), and which states that the Board is responsible for the supervision of the management of the Corporation's business and affairs, with the objective of increasing shareholder value. Although management conducts the day to-day operations of the Corporation, the Board has a duty of stewardship and regularly assesses and monitors management's performance. The Corporation has also adopted a Code of Ethics that applies to all directors, officers and employees of the Corporation. The Code of Ethics is also available on the Corporation's website.
	(a)	Adoption of measures for receiving and addressing shareholder feedback	We align with this Guideline. Management has established processes to monitor shareholder feedback through its Investor Relations Department. Management reports this information back to the Board of Directors. The Governance, Nomination, Human Resources and Compensation Committee and the Board of Directors ensure that investor feedback is considered in management's development of corporate strategy and business planning objectives.
	(b)	Adoption of a strategic planning process	We align with this Guideline. A formal strategic planning process exists, as the Board of Directors meets annually for a full-day strategy session. The Board of Directors, either as a whole or through various committees, also holds meetings from time to time in order to focus on specific strategic matters.
	(c)	Identification of principal risks, and implementing risk management systems	We align with this Guideline. The Audit Committee and the Board of Directors have specifically identified our principal operational and strategic risks and are continually working with management in the development of appropriate risk management systems. The Audit Committee has been delegated the responsibility to work with management and external professional advisers to establish and implement a formal risk management process.

TSX Corporate Governance Guideline		Comments
(d)	Succession planning and monitoring senior management	We align with this Guideline, as our Governance, Nomination, Human Resources and Compensation Committee reviews and reports to the Board of Directors on succession planning matters at least annually. The Board of Directors defines its expectations of management by establishing management performance objectives, conducting annual performance assessments of management and establishing annual compensation and bonus levels based on actual performance to objectives. The Board of Directors also receives operational reports at least quarterly to ensure accountability of senior management and is working with senior management to ensure that succession planning and human resources strategies are finalized and implemented.
(e)	Communications policy	We align with this Guideline. The Board of Directors has verified through the establishment of a formal Disclosure Policy that procedures are in place to ensure effective communication between us and our stakeholders and the public. We promptly provide full, true and plain disclosure of all material information, as required by law. In addition, all material press releases and other significant corporate disclosures are reviewed by counsel prior to being disclosed. We have a Web site on which we post all of our press releases, SEC filings, SEDAR filings and other meaningful information. Our Investor Relations Department has also implemented procedures to enhance effective communication with our stakeholders and the public. For example, the Investor Relations Department maintains a distribution list of persons who have requested information about us and delivers to those persons all material press releases and financial information either by facsimile or by e-mail. We also hold quarterly meetings with analysts and institutional investors by telephone conference call, which are open to the financial press as well as the public (through simultaneous Webcasting). Recordings of the meetings are archived on our Web site for appropriate periods of time.
(f)	Integrity of internal control and management information systems	We align with this Guideline. The Audit Committee is responsible for overseeing our internal control structure over financial reporting. This responsibility includes monitoring and reviewing accounting controls and policies, information gathering systems and management reporting. The external auditors report to the Audit Committee, when requested, on matters relating to internal control.

2.	A majority of directors should be "unrelated". The TSX has defined an "unrelated director" to mean a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to our best interests, other than interests and relationships arising from his or her ownership of Common Shares.	We align with this Guideline, as a majority of our directors (4 out of 5) are independent from management and free from any interest, business or other relationship that could, or could reasonably be perceived to, materially interfere with the director's ability to act in our best interests (as such terms are used in the Guidelines).
We do not have a "significant shareholder". The Guidelines define a "significant shareholder" as a shareholder with the ability to exercise a majority of the votes for the election of the Board of Directors.
The Board has determined that the four "unrelated directors" qualify as "independent directors", as that expression is defined in Section 4200(a)(14) of the Nasdaq Rules.

TSX Corporate Governance Guideline		Comments
3.	Disclose, for each director, whether he or she is related, and how that conclusion was reached	The Board determines on an ongoing basis whether each director is an "unrelated director" or not. In order to make that determination, the Board analyses all relationships of the directors with the Corporation. Based on the foregoing and on the information provided by directors as to their individual circumstances, only Mr. John Sims cannot be qualified as an "unrelated director" since he is the Chief Executive Officer of the Corporation. The other directors, namely Messrs. Ian Giffen, James Dixon, Barry Reiter and Joseph Aragona are "unrelated directors" for purposes of the Guidelnes. None of these "unrelated directors" work in the day-to-day operations of the Corporation, or are party to any material contracts with the Corporation or receive any fees from the Corporation other than as directors. The Board has determined that legal services provided by Torys LLP to us do not interfere with Mr. Reiter's ability to act in our best interests.
More information about each directors can be found in the Directors Table on page 6 of this Management Information Circular and Proxy Statement.

TSX Corporate Governance Guideline	Comments
4.	(a)	Appoint a committee of directors responsible for proposing to the full Board of Directors new nominees for election to the board and for assessing directors on an ongoing basis	We align with this Guideline, as the Governance, Nomination, Human Resources and Compensation Committee has the mandate to:
•    annually recommend candidates for the Board of Directors;
•    review credentials of nominees for election;
•    recommend candidates for filling vacancies on the Board of Directors; and
• ensure qualifications are maintained.
The Governance, Nomination, Human Resources and Compensation Committee Charter is available to security holders on the Corporation's website (www.724.com).

The Governance, Nomination, Human Resources and Compensation Committee considers and evaluates potential new candidates for the Board of Directors on an ongoing basis in light of the opportunities and risks facing the Corporation, and the competencies, skills and personal qualities that are desirable to add value to the Corporation. Candidates are identified from a number of sources including from recommendations from the CEO and other management and shareholders. In certain circumstances, the committee may retain an independent recruiting firm to identify director candidates, and fix such firm's fees and other retention terms. There are no differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder or otherwise.

The Governance, Nomination, Human Resources and Compensation Committee believes that the following minimum qualifications must be met by a Committee-recommended nominee for a position on he Corporation's Board of Directors:

•    possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the shareholders;
•    have an inquisitive and objective perspective, practical wisdom and mature judgment;
•    the board should represent diverse experience at the strategy/policy-making levels in business, government, education or technology, and in areas that are relevant to the company's global activities; and
• must be willing to devote sufficient time to carrying out their duties and responsibilities effectively and be free of conflicts of interest, and should be committed to serve on the board for an extended period of time.
In addition to the above factors, the Governance, Nomination, Human Resources and Compensation Committee will consider:

•    whether the nominee assists in achieving a mix of Board members that represents a diversity of background;
•    whether the nominee would be considered a "financial expert" or "financially literate" as described in applicable listing standards, legislation, or Audit Committee guidelines; and
• whether the nominee, by virtue of particular experience relevant to the Corporation's current or future business, will add specific value as a Board member.

The Governance, Nomination, Human Resources and Compensation Committee will consider nominees recommended by shareholders. The names and biographies of any such proposed nominees should be sent to 724 Solutions Inc., 4101 Yonge Street, Suite 702, Toronto, ON Canada M2P 1N6, Attention: Eric Lowy, General Counsel and Corporate Secretary.

The Governance, Nomination, Human Resources and Compensation Committee, in conjunction with external advisors, is responsible for the assessment of the members of the Board of Directors on an ongoing basis.

TSX Corporate Governance Guideline		Comments
	(b) The nominating committee should be composed exclusively of outside (non-management) directors, a majority of whom are unrelated	We align with this Guideline, as the Governance, Nomination, Human Resources and Compensation Committee is composed exclusively of outside, unrelated directors, as such terms are used in this Guideline. The Board of Directors has determined that the members of the Governance, Nomination, Human Resources and Compensation Committee also qualify as "independent directors", as that expression is defined in Section 4200(a)(14) of the Nasdaq Rules.

5.	Implement a process for assessing the effectiveness of the Board of Directors, its committees and individual directors	We align with this Guideline, as our Governance, Nomination, Human Resources and Compensation Committee is mandated to monitor the quality of the relationship between management and the Board of Directors and to assess the effectiveness of the Board, its committees and individual directors, and recommend improvements. The Governance, Nomination, Human Resources and Compensation Committee, in conjunction with external advisors, is considering a more formalized process for the assessment of the directors.

6.	Provide an orientation and education program for new directors	We align with this Guideline, as we have developed and implemented orientation materials and procedures for new directors. In this regard, a Board of Directors manual is provided to all new Board members.

Reports and orientation materials relating to our business and affairs are provided to new directors. New directors also have access to fellow directors and senior management who also assist new directors to understand the contribution individual directors are expected to make, including in particular, the commitment of time and energy that the Corporation expects of its directors.

7.	Examine board size with a view to determining the impact of the number of directors upon board effectiveness and where appropriate, undertake a program to reduce the number of directors to a number that will facilitate more effective decision making	We align with this Guideline. The Board of Directors has considered this issue and is of the view that its size and composition are suited to our circumstances and allow for the efficient functioning of the Board of Directors as a decision-making body and the appropriate staffing of committees (in accordance with these Guidelines) to which active mandates have been delegated.

8.	The Board of Directors should review compensation of directors in light of risks and responsibilities involved in being a director	We align with this Guideline, as our Governance, Nomination, Human Resources and Compensation Committee is mandated to review and recommend to the Board of Directors proposals for the remuneration of directors. The Committee considers time commitment, responsibilities and fees paid by our peer group in determining remuneration. See "Executive Compensation — Compensation of Directors."

The members of the Governance, Nomination, Human Resources and Compensation Committee are "unrelated" directors for the purposes of this Guideline. In addition, the Board of Directors has determined that the members of the Governance, Nomination, Human Resources and Compensation Committee qualify as "independent directors", as that expression is defined in Section 4200(a)(14) of the Nasdaq Rules.

9.	Committees of the Board of Directors should generally be composed of outside (non-management) directors, a majority of whom are unrelated	Our Governance, Nomination, Human Resources and Compensation Committee, Audit Committee and Stock Option Committee are composed solely of outside (non-management) directors, a majority of whom are unrelated in accordance with this Guideline.

TSX Corporate Governance Guideline			Comments
10.	The Board of Directors should expressly assume responsibility for, or assign to a committee the general responsibility for, the Corporation's approach to corporate governance issues		We align with this Guideline, as our Governance, Nomination, Human Resources and Compensation Committee is generally mandated to be responsible for developing policies and implementing procedures related to corporate governance matters of the Corporation. Included in its mandate is responsibility for: developing and monitoring our approach to corporate governance issues, establishing procedures for the identification of new nominees to the Board of Directors, developing and implementing orientation procedures for new directors and assessing the effectiveness of the Board of Directors and its committees. The charters of the Corporation's committees are available on the Corporation's website (www.724.com).

11.	(a)	Define limits to management's responsibilities by developing mandates for:
(i) the Board of Directors
We align with this Guideline. The Board of Directors has formalized its governance mandate through the adoption of a written charter that defines its stewardship responsibilities. The Board of Directors' principal responsibilities are: to approve corporate strategies and goals; to ensure that effective communications systems are in place between us, our stakeholders, and the public; to supervise and evaluate management, including the establishment of appropriate limitations on the authority of our executives; to provide oversight of the conduct of the business; and to monitor organizational performance against those goals and executive limitations. This mandate is to be carried out in a manner that protects our value and provides ongoing benefit to our shareholders. In addition, the Board of Directors has formally articulated limitations on the authority of our executives regarding the conduct of the business. We require members of our Board of Directors to attend our annual meeting of shareholders absent a significant irreconcilable conflict. Five of our seven Board members as of April 2003 attended our April 2003 annual meeting.

Also, all matters of policy and all actions proposed to be taken by us which are not in the ordinary course of our operations require prior approval of the Board of Directors or of a board committee to which appropriate authority has been delegated by the Board of Directors. In particular, the Board of Directors approves the appointment of all executive officers, the long-term strategic plans and the annual budget and capital plan. The mandate of the Board of Directors is available on the Corporation's website (www.724.com).
(ii) the CEO
We align with this Guideline. The Board of Directors sets objectives for the CEO, and reviews performance against those objectives at least annually. These objectives include the general mandate to maximize shareholder value and to fulfil our strategic plans. The CEO is also required to formulate and propose to the directors the various strategies regarding product marketing, target markets (geographic and vertical) as well as the strategies regarding our corporate structure and future acquisitions.

TSX Corporate Governance Guideline		Comments
(b)	The Board of Directors should approve the CEO's corporate objectives	We align with this Guideline, as the CEO's objectives, as noted above, are reviewed and approved by the full Board of Directors on an annual basis.
(c)	Establish procedures to enable the Board of Directors to function independently of management
We align with this Guideline, as we have instituted structures and processes to facilitate the functioning of the Board of Directors independently of management. The Board of Directors meets independently of management on a regularly scheduled basis and otherwise when needed. The Board of Directors has assigned certain of its responsibilities to the Governance, Nomination, Human Resources and Compensation Committee, which ensures that the Board of Directors functions independently of management and fulfils its responsibilities under our system of corporate governance, and has established an Audit Committee with a broad mandate (see item 13 below).

The Corporation has in place a process for security holders to send communications to the Board of Directors. Communications to the Board should be sent to Board of Directors of 724 Solutions Inc., 4101 Yonge Street, Suite 702, Toronto, ON Canada M2P 1N6, Attention: Eric Lowy, General Counsel and Corporate Secretary. These communications will be reviewed by the Corporation's General Counsel and Corporate Secretary to assure security, director privacy and the creation of an appropriate record of the communication. Communications will then be forwarded to the Chairman of the Board.

TSX Corporate Governance Guideline			Comments
13.	(a)	Establish an audit committee with a specifically defined mandate	We align with this Guideline, as we have established an Audit Committee that is mandated to: oversee the retention, independence, performance and compensation of our independent auditors and the establishment and oversight of our systems of internal accounting and auditing control. In particular, the Audit Committee is responsible for ensuring that there are adequate internal controls over accounting and financial reporting systems. The Audit Committee is permitted and encouraged to consult with management, internal accountants, and our independent auditors on matters related to our annual audit and the internal controls, published financial statements, accounting principles and auditing procedures. In addition, the Audit Committee must meet separately with our external auditors without management, at least once a year and more frequently as required, during which the Corporation's financial statements and control environment are discussed. In accordance with Nasdaq's listing standards, we have adopted a formal charter for the Audit Committee that details its mandate, a copy of which is attached as Schedule A to this Management Information Circular and Proxy Statement.

The Board has adopted the following definition of "financial literacy": "the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement". All of the members of the Audit Committee are financially literate as (i) Mr. Dixon has held many senior executive positions with Bank of America, (ii) Mr. Aragona is a senior venture capitalist with a background in economics and business, and (iii) Mr. Giffen has served as a consultant and chief financial officer in the past and is a Chartered Accountant. In addition, each member of the Audit Committee is an audit committee financial expert, which can be defined as a person who has the following attributes:

•    An understanding of generally accepted accounting principles and financial statements;
•    The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;
•    Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;
•    An understanding of internal control over financial reporting; and
• An understanding of audit committee functions.

	(b)	All members of the Audit Committee should be non-management directors
We align with this Guideline, as all members of the Audit Committee are non-management directors for the purposes of this Guideline.
The Board has determined that the Audit Committee members are "independent" within the meaning of Section 4200(a)(14) of the Nasdaq Rules, and that the composition of the Audit Committee satisfies Section 4350(d)(2) of the Nasdaq Rules.

14.	Implement a system to enable individual directors to engage outside advisors, at the Corporation's expense		We align with this Guideline. A process has been formalized to enable individual directors to engage outside advisers, at our expense, with the authorization of the Chairman of the Board. In addition, both the Governance, Nomination, Human Resources and Compensation Committee and the Audit Committee are permitted and encouraged to speak directly to our external auditors, legal counsel and other advisors on matters pertaining to their mandates and to engage external auditors, legal counsel and advisors.

INTERESTS OF INSIDERS IN MATERIAL TRANSACTIONS

        No director or officer of the Corporation, nor any shareholder of record as of the date of this Management Information Circular and Proxy Statement who owned, of record or to our knowledge, more than 5% of the outstanding Common Shares, or any affiliate or associate thereof, had any material interest, direct or indirect, in any transaction during the last three fiscal years, or since the commencement of our current financial year, in any completed or proposed transaction which has materially affected or will materially affect us or any of our subsidiaries, other than the following:

Torys LLP

        In 2003, we obtained legal services relating to international taxation and corporate/commercial matters from Torys LLP, a New York/Toronto law firm. Mr. Reiter, a member of the Board of Directors, is a partner of that firm.

REPORT OF THE AUDIT COMMITTEE

        Our Audit Committee is described at item 13 under "Statement of Corporate Governance Practices" above.

        The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2003. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

        Review with Management.    The Audit Committee has reviewed and discussed our audited financial statements with management.

        Review and Discussions with Independent Accountant.    The Audit Committee has discussed with KPMG LLP, our independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which include, among other items, matters related to the conduct of the audit of our financial statements.

        The Audit Committee has also received written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from us and our related entities) and has discussed with KPMG LLP their independence from us.

        Conclusion.    Based on the review and discussions referred to above, the committee recommended to our Board of Directors that our audited financial statements be included in our annual Form 10-K report and our Annual Information Form for the fiscal year ended December 31, 2003.

        This report is submitted by the members of the Audit Committee of the Board of Directors, namely:

Ian Giffen, Chairman
Joseph Aragona
James Dixon

APPOINTMENT OF AUDITORS

        Unless such authority is withheld, the persons named in the accompanying form of proxy intend to vote FOR the appointment of KPMG LLP, Chartered Accountants, Toronto, Ontario, as our auditors to hold office until the next annual meeting of shareholders. KPMG LLP has audited our consolidated balance sheets as at December 31, 2003, and 2002, and the consolidated statements of operations, shareholders' equity and cash flows for the years ended December 31, 2003, 2002 and 2001, as stated in their report appearing in our Annual Report. KPMG LLP have been the auditors of the Corporation since March 1999.

        Representatives of KPMG LLP are expected to be present at the Meeting and to be available to respond to appropriate questions and to make statements as they desire.

        This resolution requires the approval of a majority of the votes cast in person or by proxy by the Shareholders who vote in respect of the resolutions at the Meeting.

Audit Fees

        KPMG LLP billed us CDN$148,000 (approximately $112,300) in 2003 and CDN$159,000 (approximately $103,350) in 2002 for professional services rendered for the audit of our annual financial statements and the review of financial statements included in statutory and regulatory filings.

Tax Fees

        KPMG LLP billed us CDN$63,050 (approximately $47,841) in 2003 and CDN$59,000 (approximately $38,350) in 2002 for professional services rendered for tax compliance, tax advice, and tax planning. The taxation advisory services provided related primarily to payroll taxation matters, taxation of stock options and preparation of corporate tax returns.

All Other Fees

        KPMG LLP billed us CDN$20,800 (approximately $15,783) in 2003 for professional services rendered in connection with statutory audits and other matters. Other than the audit and tax services described above, KPMG LLP did not provide any other services to the Corporation in 2002.

        The Audit Committee has considered whether the provision of these services is compatible with maintaining KPMG LLP's independence and is of the opinion that the provision of these services does not compromise their independence. The Audit Committee, in accordance with the Audit Committee's policy for the engagement of of our independent auditor to provide non-audit services, must pre-approve all non-audit services provided by KPMG LLP. The policy restricts the type of non-audit services that the auditors may provide to the Corporation and its subsidiaries. It includes a mechanism for the consideration and pre-approval by the Audit Committee of all services to be provided by the auditors as well as the associated fees. In 2003, all non-audit services that were performed by the auditors were pre-approved by the Audit Committee.

APPROVAL OF CONTINUATION OF THE SHAREHOLDER RIGHTS PLAN

Ratification by Shareholders

        The Corporation adopted a shareholder rights plan (the "Rights Plan") upon the terms and conditions of a Shareholder Rights Plan Agreement (the "Rights Agreement") dated as of February 10, 2003 with Computershare Trust Company of Canada, as rights agent. The Corporation's shareholders approved the Rights Plan on April 24, 2003.

        Under the terms of the Rights Plan, its continued existence must be reconfirmed by the "Independent Shareholders" (as defined in the plan) of the Corporation at the Meeting as described below. If not reconfirmed, the Rights Plan will expire at the close of business on the date of the Meeting, unless earlier terminated. See "Shareholder Approval" below.

Recommendation of the Board of Directors

        The Board of Directors has concluded, for the reasons discussed below, that the continuation of the Rights Plan is in the best interests of the Corporation and its shareholders and unanimously recommends that shareholders renew and continue the Rights Agreement until the close of the annual meeting of shareholders of the Corporation in 2005 by voting in favour of the resolution to be submitted to the Meeting.

Background to the Rights Plan

        Under applicable securities legislation in Canada, a take-over bid is generally understood to mean an offer to acquire outstanding voting or equity securities of a class of a corporation that, together with shares already owned by the bidder and certain parties related thereto, amount to 20% or more of the outstanding securities of that class. The existing legislative framework for take-over bids presents certain concerns for shareholders, which has led some Canadian companies to adopt shareholder rights plans. In particular, this framework permits a take-over bid to expire 35 days after it is initiated. The result is that shareholders may fail, in the absence of the Rights Plan, to realize the maximum value for their shares. The Board of Directors is of the view that shareholders, as well as the Board of Directors, need more than 35 days to consider a take-over bid and make a reasoned and careful decision regarding such bid, or to consider actual or possible competing take-over bids.

        The purpose of the Rights Plan is to ensure adequate time for shareholders of the Corporation to assess the merits of a take-over bid without undue pressure. The Rights Plan is designed to give the Board of Directors time to consider alternatives, which may allow shareholders to receive full and fair value for their Common Shares. In addition, the Rights Plan will restrict creeping accumulations of shares through a combination of market purchases up to the 20% threshold and exempt acquisitions (such as pursuant to a private arrangement) that can be unfair to shareholders.

        The Rights Plan does not affect the duty of the Board of Directors to act honestly and in good faith with a view to the best interests of the Corporation and its shareholders. Indeed, the Board of Directors believes that the Rights Plan remains an appropriate mechanism to ensure that the Board of Directors will be able to discharge its responsibility to assist shareholders in responding to a take-over bid.

        In continuing the Rights Plan, the Board of Directors does not intend to prevent a change of control of the Corporation or to secure the continuance of current management or the directors currently in office. The Rights Plan is not part of a plan by management to adopt a series of anti-takeover measures. The Rights Plan does not preclude any shareholder from using the proxy mechanism under the CBCA and securities laws to promote a change in the management or direction of the Corporation, and has no effect on the rights of holders of outstanding Common Shares of the Corporation to requisition a meeting of shareholders in accordance with the provisions of applicable corporate and securities legislation, or to enter into agreements with respect to voting their Common Shares.

        Shareholder rights plans have been adopted by a number of publicly-held corporations in Canada. The terms of the Rights Plan are substantially similar to as those adopted by other major Canadian companies.

        The proposal to ratify the Rights Plan is not being made in response to or in anticipation of any pending or threatened take-over bid for the Common Shares of the Corporation.

        As a result of the Rights Plan, anyone wishing to take over the Corporation may be forced under certain circumstances to negotiate a transaction with our board and management or comply with certain bid criteria in order not to trigger the exercise of rights. The need to negotiate with the board or management or to comply with certain bid criteria could add complexity to a proposed takeover. For example, a proposed hostile bidder might have to bring court or regulatory proceedings to have the Rights Plan cease-traded. This could prolong the take-over process and, arguably, deter a potential bidder.

Summary of the Rights Plan

        The principal terms of the Rights Plan are summarized below. Capitalized terms used but not defined in this summary are used as defined in the Rights Agreement. The summary is qualified by reference to the actual provisions of the Rights Agreement.

Rights

        One Right will be issued and will attach to each outstanding Common Share of the Corporation. A Right only becomes exercisable upon the occurrence of a Flip-In Event, which is a transaction by which a person becomes an Acquiring Person and which otherwise does not meet the requirements of a Permitted Bid. Prior to a Flip-In Event, the Rights are priced at CDN$100 per share. If a Flip-In Event occurs, each Right issued under the Rights Plan thereafter will entitle all holders, other than the Acquiring Person, to purchase for CDN$100 per share that number of Common Shares of the Corporation having an aggregate market value equal to twice CDN$100 per share. This purchase will cause substantial dilution to the person or group of persons attempting to acquire control of the Corporation, other than by way of a Permitted Bid. The Rights expire on the termination of the Rights Plan, unless redeemed before such time.

Acquiring Person

        An Acquiring Person is generally a person who becomes the beneficial owner of 20% or more of the outstanding Common Shares of the Corporation. Under the Rights Plan, there are various exceptions to the definition of Acquiring Person, including:

  •
  a person who acquires 20% or more of the outstanding Common Shares due to (i) acquisitions of Common Shares by the Corporation, (ii) pro rata distributions of Common Shares by the Corporation, (iii) acquisitions of Common Shares upon exercise of Convertible Securities acquired pursuant to certain exempt transactions, (iv) an amalgamation, merger or other statutory procedure requiring shareholder approval, or (v) the issuance of Common Shares on an exempt private placement basis (subject to certain limits); and

  •
  underwriters who obtain Common Shares for the purpose of a public distribution.

Beneficial Ownership

        The thresholds for triggering the Rights Plan are based on the percentage of shares that are Beneficially Owned by a person or its Affiliates or Associates. This is defined in terms of legal or equitable ownership of common shares. In addition, a person is deemed to be the Beneficial Owner of Common Shares in circumstances where that person or its Affiliates or Associates, and any other person acting jointly or in concert with such person, has a right to acquire Common Shares within 60 days. There are various exceptions to this definition set forth in the Rights Plan.

Permitted Bid

        If a Take-over Bid is structured as a Permitted Bid, a Flip-In Event will not occur and the Rights will not become exercisable. Permitted Bids must be made by means of a take-over bid circular and comply with the following:

  •
  the Take-over Bid must be made to all shareholders other than the bidder;

  •
  the Take-over Bid must not permit the bidder to take up any Common Shares that have been tendered pursuant to the Take-over Bid prior to the expiry of a period not less than 60 days after the Take-over Bid is made, and then only if at such time more than 50% of the Common Shares held by the Independent Shareholders (which term generally includes shareholders other than the bidder, its Affiliates, Associates and persons acting jointly or in concert with the bidder), have been tendered pursuant to the Take-over Bid and not withdrawn;

  •
  the Take-over Bid must contain an irrevocable and unqualified provision that, unless it is withdrawn, Common Shares may be tendered at any time during the 60 day period referred to in the immediately preceding paragraph and that any Common Shares deposited pursuant to the Take-over Bid may be withdrawn until they have been taken up and paid for; and

  •
  the Take-over Bid must contain an irrevocable and unqualified provision that, if more than 50% of the Common Shares held by Independent Shareholders are tendered pursuant to the Take-over Bid within the 60-day period, then the bidder must make a public announcement of that fact and the Take-over Bid must then remain open for an additional 10 business days from the date of such public announcement.

        The Rights Plan also allows a Competing Permitted Bid to be made while a Permitted Bid is in existence. A Competing Permitted Bid is a Take-over Bid that is made after a Permitted Bid has been made, but prior to its expiry, that satisfies all of the requirements of a Permitted Bid, except that (i) no Common Shares will be taken up or paid for until the later to occur of the date which is generally 35 days after the date the Take-over Bid is made and the 60th day after the date of the Permitted Bid that is then outstanding, and (ii) at the close of business on the date Common Shares are first taken up or paid for, more than 50% of the then outstanding Common Shares held by Independent Shareholders have been tendered in such Take-over Bid and not withdrawn. If this 50% requirement is satisfied, the applicable bidder must make a public announcement of that fact and the Take-over Bid must remain open for tenders of Common Shares for at least ten business days after the date of such public announcement.

        The requirements of a Permitted Bid and a Competing Permitted Bid enable shareholders to decide whether the Take-over Bid or any Competing Permitted Bid is adequate on its own merits, without being influenced by the likelihood that a Take-over Bid will succeed. Moreover, if there is sufficient support for a Take-over Bid such that at least 50% of the Common Shares held by Independent Shareholders have been tendered to it, a shareholder who has not yet tendered to that bid will have a further 10 business days in which to decide whether to withdraw its Common Shares from a Competing Take-over Bid, if any, and whether to tender to the Take-over Bid.

Waiver and Redemption

        Until the occurrence of a Flip-In Event as to which the Board of Directors has not issued a waiver, the Board of Directors may elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 (subject to adjustment) per Right. In addition, until the occurrence of a Flip-In Event as to which the Board of Directors has not issued a waiver, the Board of Directors may determine to waive the application of the Rights Plan to any Flip-In Event.

        The Board of Directors may also waive the application of the Rights Plan to any Flip-In Event if the board determines that the Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person and such Person has reduced its Beneficial Ownership of Common Shares such that at the time of the granting of a waiver, such Person is no longer an Acquiring Person. The Board of Directors will be deemed to have redeemed the Rights at the Redemption Price on the date that the Person making the Permitted Bid, Competing Permitted Bid or Take-over Bid in respect of which the Board of Directors has waived or been deemed to waive the application of the Rights Plan, has taken up and paid for the Common Shares pursuant to the applicable bid.

Termination

        The Rights Plan will expire, subject to certain conditions, at the close of the annual meeting of shareholders of the Corporation in 2004 and every one year anniversary thereafter and so on unless the continuation of the Rights Plan for each such one year period (or other period approved by the Independent Shareholders) is approved by the Independent Shareholders of the Corporation.

Shareholder Approval

        In order for the Rights Agreement to remain effective, the continuation of the Rights Agreement must be ratified by a resolution passed by a majority of the votes cast by Independent Shareholders who vote at the Meeting. The text of the resolution is set out in Schedule C to this Management Information Circular and Proxy Statement. For this purpose, "Independent Shareholders" mean holders of Common Shares excluding (i) any Acquiring Person, (ii) an Offeror, with certain exceptions, (iii) any Affiliate or Associate of such Acquiring Person or Offeror; (iv) any person acting jointly or in concert with such Acquiring Person or Offeror; or (v) any trustee or administrator of any employee benefit plan or trust for the benefit of employees of the Corporation or a Subsidiary of the Corporation, unless the beneficiaries of such plan direct the manner in which the shares are to be voted.

        The Rights Plan has been filed with the Securities and Exchange Commission as an exhibit to our Form 8-K filed on February 24, 2003 and is available to shareholders at the Commission's website, www.sec.gov.

        The management representatives named in the attached form of proxy intend to vote the shares represented by such proxy FOR the resolution ratifying the Rights Plan, unless otherwise directed by the shareholder appointing them.

SHAREHOLDER PROPOSALS

        Under applicable Canadian securities regulations, proposals of resolutions by shareholders intended to be presented at the 2004 Annual Meeting of Shareholders must be received for inclusion in our Management Information Circular and Proxy Statement for such meeting by January 30, 2004. Such proposals submitted pursuant to Rule 14a-8 under the U.S. Securities Exchange Act and intended to be presented at such meeting must be received not later than November     •    , 2004, in order to be governed by such Rule. Shareholders submitting such proposals are requested to address them to 724 Solutions Inc., 7th Floor, 4101 Yonge Street, Toronto, M2P 1N6, Attention: Corporate Secretary.

AVAILABILITY OF CERTAIN DOCUMENTS

        We will provide to any person, upon written request at any time:

  (i)
  one copy of our current Annual Information Form together with one copy of any document, or the pertinent pages of any document, incorporated by reference therein;

  (ii)
  one copy of our annual report on Form 10-K;

  (iii)
  one copy of our most recently filed comparative annual financial statements, together with the accompanying report of the auditors, and one copy of any of our interim financial statements that have been filed for any period after the end of our most recently completed financial year; and

  (iv)
  one copy of our information circular for our most recent annual meeting of our shareholders which involved, among other agenda items, the election of directors.

INCORPORATION BY REFERENCE

        The following information set forth in our annual report on Form 10-K for the fiscal year ended December 31, 2003 is hereby incorporated by reference:

  •
  the audited financial statements set forth therein, including the report of KPMG LLP thereon;

  •
  the information set forth under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations"; and

  •
  the information set forth under the caption "Quantitative and Qualitative Disclosures about Market Risk".

        All of such information is set forth in the annual report to shareholders that has been mailed together with this Management Information Circular and Proxy Statement.

APPROVAL BY BOARD OF DIRECTORS

        The undersigned, General Counsel and Corporate Secretary, certifies that the Board of Directors of the Corporation has approved the contents and sending of this Management Information Circular and Proxy Statement.

DATED the    •     day of March, 2004

By Order of the Board of Directors
Eric Lowy General Counsel and Corporate Secretary

SCHEDULE A

AUDIT COMMITTEE CHARTER

I. PURPOSE

        The Audit Committee (the "Committee") of 724 Solutions Inc. (the "Corporation") is a committee of the Board of Directors which has responsibility under the Corporation's governing legislation to review the financial statements, accounting policies and reporting procedures of the Corporation.

        The primary function of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, and legal compliance that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels.

        The Committee's primary duties and responsibilities are to:

  •
  Serve as an independent and objective party to monitor the Corporation's financial reporting process and the system of internal controls.

  •
  Monitor the independence and performance of the Corporation's external auditors and internal auditing.

  •
  Provide an open avenue of communication among the independent auditors, financial and senior management and the Board of Directors.

        The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

  •
  The Committee shall be comprised of three or more directors, each of whom shall be independent non-management directors, as determined by the Board of Directors. The composition of the Committee shall adhere to all applicable laws and all requirements of the stock exchanges on which shares of the Corporation are listed. In particular, the composition of the Committee shall be in accordance with (i) Section 10A(m)(3) of the U.S. Exchange of 1934, as amended, (ii) the Nasdaq listing standards regarding the composition of the Committee (including Nasdaq's concept of "independence") and the required qualifications and experience of the members of the Committee, and (iii) the TSX Corporate Governance Guidelines, subject to any exemptions or other relief that may be granted from time to time.

  •
  All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall be a "financial expert" in accordance with applicable laws and all requirements of the stock exchanges on which shares of the Corporation are listed.

  •
  Members of the Committee shall be elected by the Board at such times as shall be determined by the Board and shall serve until their successors shall be duly elected.

  •
  Any member of the Committee may be removed or replaced at any time by the Board of Directors and shall cease to be a member of the Committee as soon as such member ceases to be a director.

  •
  The members of the Committee shall be entitled to receive such remuneration for acting as members of the Committee as the Board of Directors may from time to time determine.

III. MEETINGS

  •
  The Committee may appoint one of its members to act as Chairman of the Committee. The Chairman will appoint a secretary who will keep minutes of all meetings (the "Secretary"). The Secretary does not have to be a member of the Committee or a director and can be changed by simple notice from the Chairman.

  •
  No business may be transacted by the Committee except at a meeting at which a quorum of the Committee is present or by a resolution in writing signed by all members of the Committee. A majority of the members of the Committee shall constitute a quorum, provided that if the number of members of the Committee is an even number, one half of the number of members plus one shall constitute a quorum.

  •
  The Committee will meet as many times as is necessary to carry out its responsibilities but in no event will the Committee meet less than four times a year. The Committee shall meet periodically, but at least once annually with the independent auditors, with management not present. In addition, the Committee shall meet with the independent auditors and management at least quarterly to review the Corporation's financial statements and the related press releases.

  •
  The time at which, and the place where, the meetings of the Committee shall be held, the calling of meetings and the procedure in all respects of such meetings shall be determined by the Committee, unless otherwise provided for in the by-laws of the Corporation or otherwise determined by resolution of the Board of Directors.

  •
  The Committee may invite to, or require the attendance at, any meeting of the Committee such officers and employees of the Corporation, legal counsel or other persons as it deems necessary in order to perform its duties and responsibilities. The internal and external auditors should also be requested or required to attend meetings of the Committee and make presentations to the Committee as appropriate.

  •
  Subject to the provisions of the Corporation's governing legislation and applicable regulations and stock exchange rules, if required for expediency or to prevent loss to the Corporation, the Chairman of the Committee may exercise the powers of the Committee in between meetings of the Committee. In such event, the Chairman shall immediately report to the members of the Committee and the actions or decisions taken in the name of the Committee shall be recorded in the proceedings of the Committee.

IV. RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties the Committee shall:

  Documents/ Reports Review

  •
  Review and recommend to the Corporation's Governance, Nomination, Human Resources and Compensation Committee any revisions or updates to this Charter for it to then put them forward for approval by the Board. This should be done periodically, but at least annually, as conditions dictate.

  •
  Review the interim quarterly financial statements and the annual audited financial statements (including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations"), and the related press releases of the Corporation with the Corporation's management and independent auditors and report thereon to the Board of Directors.

  •
  Discuss with management financial information and earnings guidance provided to analysts. These discussions need not occur in advance of each provision of guidance.

  •
  Satisfy itself, on behalf of the Board of Directors, that the Corporation's quarterly and annual audited financial statements are fairly presented both in accordance with generally accepted accounting principles and otherwise, and recommend to the Board of Directors whether the quarterly and annual financial statements should be approved.

  •
  Satisfy itself, on behalf of the Board of Directors, that the information contained in the Corporation's quarterly financial statements, Annual Report to Shareholders and other financial publications, such as Management's Discussion and Analysis of Financial Condition and Results of Operations, the Annual Information Form and similar documentation required pursuant to applicable laws, rules and regulations does not contain any untrue statement of any material fact or omit to state a material fact that is required or necessary to make a statement not misleading, in light of the circumstances under which it was made.

  •
  Review any financial reports or other financial information of the Corporation submitted to any governmental body or the public, including any certification, report, opinion, or review rendered by the independent auditors.

  •
  Have the right, for the purpose of performing their duties: (i) to inspect all the books and records of the Corporation and its subsidiaries; (ii) to discuss such accounts and records and any matters relating to the financial position of the Corporation with the officers and auditors of the Corporation and its subsidiaries; (iii) to commission reports or supplemental information relating thereto; and any member of the Committee may require the auditors to attend any or every meeting of the Committee; and (iv) to engage such independent counsel and other advisors as are necessary in the Committee's determination.

  •
  Permit the Board of Directors to refer to the Committee such matters and questions relating to the financial position of the Corporation and its affiliates or the reporting related thereto as the Board of Directors may from time to time see fit.

  Independent Auditors

  •
  Be directly and solely responsible for the appointment, retention, termination, compensation, evaluation and oversight of the work of the Corporation's independent auditors, with such auditors being ultimately accountable to the Board and the Committee.

  •
  Act as the Corporation's independent auditors' channel of direct communication to the Corporation. In this regard, the Committee shall, among other things, receive and review all reports and recommendations from the Corporation's independent auditors, including the independent auditor's timely reports of:

  1.
  all critical accounting policies and practices to be used;

  2.
  all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Corporation's management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Corporation's independent auditor; and

  3.
  other material written communications between the independent auditor and the Corporation's management, such as any management letter or schedule of unadjusted differences.

  •
  Satisfy itself, on behalf of the Board of Directors, that the Corporation's auditors are "independent" of management, within the meaning given to such term in the rules and pronouncements of the applicable regulatory authorities and professional governing bodies. In furtherance of the foregoing, the Committee shall request that the independent auditors, at least annually, provide a formal written statement delineating all relationships between the independent auditors and the Corporation consistent with Independence Standards Board (ISB) Standard No. 1., and request information from the independent auditors and management to determine the presence or absence of a conflict of interest. The Committee shall actively engage the auditors in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors. The Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors.

  •
  Ensure that rotation of the independent auditors' audit partners satisfies regulatory requirements, and set policies about hiring current or former employees of the independent auditors.

  •
  Be responsible for preapproving, at least annually, all audit and non-audit services provided by the Corporation's independent auditors; provided, however, that the Committee shall have the authority to delegate such responsibility to one or more of its members to the extent permitted under applicable law and stock exchange rules.

  •
  Ensure that the Corporation's independent auditors do not perform any non-audit services that are prohibited by law or regulation.

  •
  Annually review and evaluate the performance of the Corporation's auditors, including a review and evaluation of the lead partner, taking into account the opinions of management, and make recommendations to the Board of Directors as to whether or not to continue to engage those auditors.

  •
  Determine and review the remuneration of the Corporation's auditors and any independent advisors (including independent counsel) to the Committee.

  •
  Satify itself, on behalf of the Board of Directors, that the audit function has been effectively carried out and that any matter which the independent auditors wish to bring to the attention of the Board of Directors (including any audit problems or difficulties encountered in the course of the audit work, and management's responses) has been addressed and that there are no "unresolved differences" with the auditors.

  Financial Reporting Processes and Risk Management

  •
  Review the audit plan of the external auditors for the current year and review advice from the external auditors relating to management and internal controls and the Corporation's responses to the suggestions made therein.

  •
  Monitor the Corporation's internal accounting controls, informational gathering systems and management reporting on internal control.

  •
  Review with management and the auditors the relevance and appropriateness of the Corporation's accounting policies and review and approve all significant changes to such policies.

  •
  Satisfy itself, on behalf of the Board of Directors, that the Corporation has implemented appropriate systems of internal control over financial reporting and the safeguarding of the Corporation's assets and other "risk management" functions (including the identification of significant risks and the establishment of appropriate procedures to manage those risks and the monitoring of corporate performance in light of applicable risks) affecting the Corporation's assets, management, financial and business operations and the health and safety of its employees and that these are operating effectively.

  •
  Review and approve the Corporation's investment and treasury policies and monitor compliance with such policies.

  •
  Establish procedures for the receipt and treatment of (i) complaints received by the Corporation regarding accounting, controls, or auditing matters and (ii) confidential, anonymous submissions by the Corporation's employees of concerns regarding questionable accounting or auditing.

  Legal and Regulatory Compliance

  •
  Satisfy itself, on behalf of the Board of Directors, that all material statutory deductions have been withheld by the Corporation and remitted to the appropriate authorities.

  •
  Review, with the Corporation's General Counsel, and if appropriate, principal external counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

  •
  Satisfy itself, on behalf of the Board of Directors, that all regulatory compliance issues have been identified and addressed and identifying those that require further work.

  Budgets

  •
  Assist the Board of Directors in the review and approval of operational, capital and other budgets proposed by management.

  General

  •
  Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law and stock exchange rules, as the Committee or the Board of Directors deems necessary or appropriate.

SCHEDULE B RECORD OF ATTENDANCE BY DIRECTORS

Number of meetings attended
Directors	Directors	Board Committees
John Sims	6 of 6	0 of 0
James Dixon	4 of 6	4 of 4
Joseph Aragona	6 of 6	4 of 4
Barry Reiter	6 of 6	5 of 5
Ian Giffen (Became a director: February 21, 2003)	5 of 5	3 of 3
Lloyd Darlington (Ceased to be a director: October 29, 2003)	4 of 6	9 of 12
Greg Wolfond (Ceased to be a director: January 26, 2004)	5 of 6	4 of 4
Eric Lowy (Ceased to be a director: February 21, 2003)	1 of 1	0 of 0

Summary of Board and Committee meetings held

Board (4 regular meetings; 2 special) 6
Audit (4 regular) 4
Corporate Governance (4 regular) 4
Compensation and Human Resources (4 regular) 4

B-1

SCHEDULE C
SHAREHOLDER RIGHTS PLAN RESOLUTION

RESOLUTION OF THE SHAREHOLDERS OF
724 SOLUTIONS INC.
(the "Corporation")

RESOLVED THAT:

1.
the renewal and continuation of the Shareholder Rights Plan Agreement dated as of February 10, 2003 between the Corporation and Computershare Trust Company of Canada until the close of the annual meeting of shareholders of the Corporation in 2005 is hereby ratified, confirmed and approved; and

2.
any director or officer of the Corporation is hereby authorized and directed in the name of and on behalf of the Corporation, to execute and deliver or cause to be delivered all such documents and to do all such other acts and things as such person may consider necessary or desirable in order to carry out the intent of the foregoing resolution and the matters authorized thereby.

C-1

QuickLinks

Notice of Annual and Special Meeting of Shareholders
TABLE OF CONTENTS
SOLICITATION OF PROXIES
APPOINTMENT AND REVOCATION OF PROXIES
EXERCISE OF DISCRETION BY PROXIES
FINANCIAL STATEMENTS AND AUDITORS' REPORT
VOTING SHARES AND PRINCIPAL HOLDERS THEREOF
ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
COMPOSITION OF THE GOVERNANCE, NOMINATION, HUMAN RESOURCES AND COMPENSATION COMMITTEE
REPORT ON EXECUTIVE COMPENSATION
DIRECTORS AND OFFICERS INSURANCE
COMPENSATION OF DIRECTORS
COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT
STATEMENT OF CORPORATE GOVERNANCE PRACTICES
INTERESTS OF INSIDERS IN MATERIAL TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE
APPOINTMENT OF AUDITORS
APPROVAL OF CONTINUATION OF THE SHAREHOLDER RIGHTS PLAN
SHAREHOLDER PROPOSALS
AVAILABILITY OF CERTAIN DOCUMENTS
INCORPORATION BY REFERENCE
APPROVAL BY BOARD OF DIRECTORS
SCHEDULE A AUDIT COMMITTEE CHARTER
SCHEDULE B RECORD OF ATTENDANCE BY DIRECTORS
SCHEDULE C SHAREHOLDER RIGHTS PLAN RESOLUTION RESOLUTION OF THE SHAREHOLDERS OF 724 SOLUTIONS INC. (the "Corporation")